Salona Global Focuses on US Capital Markets for 2023; Changes Fiscal Year End to December 31, 2022 to Prepare for US Listing; Withdraws Canadian Debenture Offering

SAN DIEGO, December 15, 2022 - Salona Global Medical Device Corporation ("Salona Global", "SGMD", or the "Company") (TSXV:SGMD) announced today its intention to focus on listing on the Nasdaq Capital Market ("Nasdaq") in 2023. As a first step, Salona Global has changed its fiscal year end to December 31, 2022 with the aim of preparing for a U.S. listing, and has withdrawn the recently announced debenture offering in Canada. Salona will move forward with the process of closing the recently announced acquisition of assets of Biodex Medical Systems, Inc. without participation from the Canadian capital markets.

"I believe our company has sufficient size, growth and scope to start considering a listing on Nasdaq in the U.S. in 2023," said Salona Global Executive Chairman Les Cross. "To that end, we have elected to change our year-end date to December 31, 2022 as a first step to list on the U.S. capital markets. Given our current valuation, I think we will find a stronger reception in the U.S. capital markets that better understands our industry, management team and prospects. With our achievements in the past 18 months driving revenue growth and gross profit, we plan to leverage pre-existing relationships in the U.S. capital markets we have to attract fundamental, long-term investors. Our financial advisors have a history of working for issuers that have graduated to Nasdaq from the TSXV and they also believe the time is right for us to make the move."

"I am appreciative of the support we have received from the Canadian capital markets as we built our company," concluded Mr. Cross. "I am gratified that we were able to build Salona Global with the help of our Canadian partners to a point we can reward them by pursuing a potential listing on Nasdaq and a valuation consistent with our peers. But going forward, I believe the best returns for all our stakeholders will be achieved by moving to a more fundamental capital market for a company like ours."

"As we look to engage the U.S. capital market participants, we continue our efforts in driving the five engines of revenue and profit growth bringing more momentum to our fast-growing company," said Salona Global Chief Executive Officer, Luke Faulstick. "2023 looks promising for our plans to close acquisitions, grow organic sales, deliver products in development, add more in-licensing product IP, and execute additional sales distribution agreements."

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For more information please contact:

Luke Faulstick

Chief Executive Officer
Tel: 1 (800) 760-6826

Email: Info@Salonaglobal.com

Additional Information

There can be no assurance that any acquisition (including the acquisition contemplated herein and the targets Salona Global is currently negotiating within its pipeline) will be completed or the timing of any acquisitions. Completion of any transaction will be subject to, amongst other things, negotiation and execution of definitive agreements, applicable director, shareholder and regulatory approvals.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company closing the acquisition disclosed herein; the timing and completion of a proposed listing on NASDAQ; the results/benefits of a Nasdaq listing; and the Company closing acquisitions, growing organic sales, delivering products in development, adding more in-licensing product IP, and executing additional sales distribution agreements in 2023. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: the Acquired Assets achieving results at least as good as their historical performance; the financial information regarding the Acquired Assets being verified when included in the Company's consolidated financial statements prepared in accordance with GAAP; the Company receiving all necessary approvals for the acquisitions; and all conditions to closing the acquisition of the Acquired Assets being satisfied or waived. Salona Global cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona Global operates; Salona Global not receiving the necessary approvals to close an acquisition; the ability of Salona Global to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona Global's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona Global is exposed; the failure of third parties to comply with their obligations to Salona Global or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona Global; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona Global's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona Global in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona Global does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.